UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): December 12, 1996 (December 8, 1996)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




 Delaware                   1-8736                94-2934609
(State or other          (Commission             (I.R.S. Employer
 jurisdiction of          File Number)            Identification Number)
 incorporation)



   650 California Street, San Francisco, California          94108-2788
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150




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Item 5.    Other Events.

         On December 9, 1996 Registrant and Santa Fe Pacific Gold Corporation ("Santa Fe") issued the joint press release appended as Exhibit 99.10, announcing the proposed business combination of the Registrant and Santa Fe. Under the terms of the Agreement and Plan of Merger dated December 8, 1996, unanimously approved by the boards of both companies, Santa Fe shareholders will receive 1.115 newly-issued Homestake common shares for each Santa Fe common share. The transaction, which is expected to close by early April 1997, is subject to approval by both companies' shareholders, antitrust approval, qualification as pooling of interests, and other customary conditions.



CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         Statements in this report, including the Exhibits, contain forward looking statements. The purpose of this cautionary statement is to identify certain important factors and assumptions on which such forward looking statements may be based or which could cause actual results to differ materially from those expressed in the forward looking statements.

         Estimates of Cost Savings. Estimates of cost savings for the new Homestake are based in part on the expectation that the new Homestake will be able to eliminate certain overlapping expenses of Homestake and Santa Fe, such as general administrative and operating expenses, that are currently incurred by both companies and the expectation that Homestake will be able to combine its exploration program with Santa Fe's exploration program and continue the combined exploration program at expected levels for less cost.

         Certain of the anticipated costs savings are based in part on the planned closing of Santa Fe's Albuquerque headquarters, the relocating of certain members of Santa Fe's management team to San Francisco and Nevada, and the consolidation of the separate functions of the two companies' administration groups into one. Although the new Homestake intends to close the Santa Fe headquarters in the near term, there can be no assurances that it will be able to do so. Unexpected delays may occur and related expenses may exceed estimates in connection with the actual moving of Santa Fe personnel and administrative functions to San Francisco and Nevada. In addition, it may take the new Homestake longer than is anticipated to determine where administrative and operating functions of the two companies are duplicative so that overlap can be eliminated. To the extent that the relocation takes longer or costs more than is anticipated, or to the extent that it takes longer than is anticipated to determine and eliminate areas of overlap, there can be no assurances that the new Homestake will be able to achieve all of its estimated costs savings, or that it will be able to fully realize such cost savings by the end of 1997.


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         Certain of the  anticipated  cost  savings are based in part on the new
Homestake's expectation of being able to combine Homestake's and Santa Fe's exploration programs and to be able to continue the combined exploration program at expected levels for less cost. Factors which could delay the combination of the exploration programs, or which could have an impact on the level of costs include delay in integrating the exploration, administrative and operating functions of the two companies and the emergence of unanticipated difficulties or changes at existing exploration projects, which could lead the new Homestake to decide to postpone any such changes. To the extent that such delays occur, there can be no assurances that the new Homestake will be able to achieve its estimated cost savings, or that it will be able to fully realize such cost savings by the end of 1997.

         Risk of Gold Mining. The business of mineral exploration, development and production by its nature involves significant risks. Among other things, the business depends on successful location of minable ore reserves and skillful management. Mineral exploration is highly speculative in nature, involves many risks and frequently is non-productive. Once mineralization is discovered and determined to be economically exploitable, it usually takes a number of years from the initial phases of exploration until production commences, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves through drilling, to determine means of production and metallurgical processes to extract the metal from ore, and, in the case of new properties, to construct mining and processing facilities.

         Mining is subject to a variety of risks and hazards, including rock falls and slides, cave-ins, flooding and other weather conditions, and other acts of God. Homestake and Santa Fe maintain, and the new Homestake intends to continue to maintain, property and liability insurance consistent with industry practice, but such insurance contains exclusions and limitations on coverage. For example, coverage for environmental liability generally is limited and may be totally unavailable. There can be no assurances that insurance will continue to be available to the new Homestake at economically acceptable premiums. Production costs also can be affected by unforeseen changes in ore grades and recoveries, permitting requirements, environmental factors, work interruptions, operating circumstances and ore reserves, unstable or unexpected ground conditions, and technical issues.

         Mining operations and exploration are conducted in a number of countries. Some countries have higher levels of political and economic risk than others, including potential for such factors as government instability, uncertainty of laws and legal enforcement and compliance, defects in or
uncertainty  as  to  title  to  mining  property,   expropriation  of  property,
restrictions on production, export controls, currency inconvertibility, inflation and other general economic and political uncertainties.

         Estimates of Production. Production estimates for the new Homestake are derived from annual mining plans of Homestake and Santa Fe that have been developed based on, among other things, mining experience, reserve estimates, assumptions regarding ground conditions and physical characteristics of ores (such as hardness and presence or absence of


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metallurgical  characteristics),  and estimated  rates and costs of  production.
Actual production may vary from estimates for a variety of reasons, including risks and hazards of the type discussed above, and actual ore mined varying from estimates of grade and characteristics, mining dilution, strikes and other actions by labor at unionized locations, and other factors.

         Reserves. The reported ore reserves for the new Homestake reflect estimated quantities and grades of gold in in-situ deposits and in stockpiles of mined material that Homestake and Santa Fe believe can be mined and sold at prices sufficient to recover the estimated future cash costs of production, remaining investment, and anticipated additional capital expenditures. Estimates of cost of production are based on current and projected costs taking into account past experience and expectations as to the future. Estimated mining dilution is factored into reserve calculations.

         Ore reserves are reported as general indicators of the life of mineral deposits. Reserves should not be interpreted as assurances of mine lives or of the profitability of current or future operations. Reserves are estimated for each property based upon factors relevant to each deposit. Reserves numbers are estimates based upon drilling results, past experience with property, experience of the persons making the reserve estimates and many other factors. Reserve estimation is an interpretive process based upon available data, and the actual quality and characteristics of ore bodies cannot be known until mining actually has taken place.

         Changes in reserves over time generally reflect (i) efforts to develop additional reserves, (ii) depletion of existing reserves through production,
(iii) actual mining experience, (iv) continued testing and development of additional information, and (v) price forecasts. Grades of ore actually processed may be different from indicated reserve grades because of geologic variations in different areas mined, mining dilution, losses in processing and other factors. Recovery rates vary with the metallurgical characteristics and grade of ore processed.





Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 2.1 Agreement and Plan of Merger dated December 8, 1996 among the Registrant and Santa Fe Pacific Gold Corporation.


Exhibit 99.10 Press release dated December 9, 1996 announcing the proposed business combination of Registrant and Santa Fe Pacific Gold Corporation.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   December 12, 1996



                                          HOMESTAKE MINING COMPANY
                                              (Registrant)



                                         By:/s/ David W. Peat
                                            -----------------
                                            David W. Peat
                                            Vice President and Controller